NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

SUPPLEMENT DATED APRIL 1, 2010

TO THE PROSPECTUS DATED JANUARY 30, 2010

The first paragraph of the section entitled “General Information—Dividends, Distributions and Taxes” in the prospectus is hereby replaced in its entirety with the following:

The funds declare dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each fund seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in the fund’s net asset value. This policy is designed to result in the distribution of substantially all of the funds’ net income over time. The funds declare and pay any taxable capital gains once a year at year end.

The section entitled “General Information—Buying or Selling Shares Close to a Record Date” in the prospectus is hereby replaced in its entirety with the following:

Buying fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS FOR FUTURE REFERENCE

MGN-INV3-0410P